EXHIBIT 99
                                                                      ----------


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re Insilco Technologies, Inc., et al.                      Case No. 02-13672
               Debtors Fiscal Month from June 30 to July 25, 2003 for the Reporting Period July 1, to July 31, 2003

                            MONTHLY OPERATING REPORT
                            ------------------------
                File with Court and submit copy to United States
                   Trustee within 30 days after end of month

Submit copy of report to any official committee appointed in the case.
===================================================================================================================================
REQUIRED DOCUMENTS                                                             FORM NO.    DOCUMENT ATTACHED   EXPLANATION ATTACHED
===================================================================================================================================
Schedule of Cash Receipts and Disbursements                                                   X (Exh. A)
-----------------------------------------------------------------------------------------------------------------------------------
         Bank Reconciliation (or copies of debtor's bank reconciliations)                                          X (Exh. B)
-----------------------------------------------------------------------------------------------------------------------------------
         Copies of Bank Statements                                                                                     X
-----------------------------------------------------------------------------------------------------------------------------------
         Cash disbursements journals                                                                           see cash rec/disb
-----------------------------------------------------------------------------------------------------------------------------------
Statement of Operations                                                                       X (Exh. C)
-----------------------------------------------------------------------------------------------------------------------------------
Balance Sheet                                                                                 X (Exh. D)
-----------------------------------------------------------------------------------------------------------------------------------
Status of Postpetition Taxes                                                                                           X
-----------------------------------------------------------------------------------------------------------------------------------
         Copies of IRS Form 6123 or payment receipt                                                           see tax attestation
-----------------------------------------------------------------------------------------------------------------------------------
         Hard Copies of tax returns filed during reporting period have been                                            X
-----------------------------------------------------------------------------------------------------------------------------------
           provided to the U.S. Trustee.  They are available upon request.                    X (Exh. E)
-----------------------------------------------------------------------------------------------------------------------------------
Summary of Unpaid Postpetition Debts                                            MOR - 4       X (Exh. E)
-----------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation and Aging                                    MOR - 5       X (Exh. F)
-----------------------------------------------------------------------------------------------------------------------------------
Debtor Questionnaire                                                            MOR - 5       X (Exh. G)
-----------------------------------------------------------------------------------------------------------------------------------

Insilco International Holding Company (02-13674) is a holding company and Signal Caribe (02-13680) is a nonoperating company and thus there is no activity to report for these two companies.

The following companies were sold in March 2003 and thus have no activity for the current or future reporting periods:

Precision Cable Manufacturing                                        02-13675
Stewart Stamping Corporation                                         02-13678
EFI Metal Forming, Inc.                                              02-13677
Eyelets for Industry, Inc.                                           02-13676
Stewart Connector Systems                                            02-13679
Signal Transformer Co. Inc.                                          02-13681
InNet Technologies                                                   02-13673

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.



-------------------------------------------------         ----------------------
Signature of Debtor                                            Date


-------------------------------------------------         ----------------------
Signature of Joint Debtor                                      Date


/S/ CAROL STEBBINS                                        8/18/03
-------------------------------------------------         ----------------------
Signature of Authorized Individual*                            Date

                                                       President and Secretary
-------------------------------------------------      -------------------------
Printed Name of Authorized Individual                  Title of Authorized
                                                       Individual

* Authorized individual must be an officer, director, or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                               Case No. 02-13672

Fiscal Month from June 30 to July 25, 2003 for the Reporting Period July 1, to July 31, 2003
================================================================================

             INSILCO TECHNOLOGIES, INC.,  ET AL.


     Tab   Description
     ---   -----------

      A    - Schedule of Cash Receipts and Disbursements
      B    - Bank Reconciliations and Statements
      C    - Statement of Operations
      D    - Balance Sheet
      E    - Status of Postpetition Taxes / Summary of Unpaid Postpetition Debts
      F    - Accounts Receivable Reconciliation and Aging
      G    - Debtor Questionnaire

                                    EXHIBIT A

In Re Insilco Technologies, Inc. et al.                        Case No. 02-13672
All Debtors                       Fiscal Month from June 30 to July 25, 2003 for
                                  the Reporting Period July 1, to July 31, 2003
--------------------------------------------------------------------------------
WEEKLY CASH FLOW
--------------------------------------------------------------------------------
US LOCATIONS                                                    A             A
Week number                                                 27,28         29,30
Date                                                    7/11/2003     7/25/2003
================================================================================

BEGINNING CASH BALANCE                                      6,675         5,672

Collections
-----------
Trade receipts                                                  -             -
Other                                                           -             -
--------------------------------------------------------------------------------
  Total Collections                                             -             -
--------------------------------------------------------------------------------

CASH AVAILABLE                                              6,675         5,672

Disbursements *
---------------
Payroll                                                         -             -
Benefits                                                        -             -
Inventory Purchases                                             -             -
General Cash Disbursements                                      -             -
Deposits                                                        -             -
Critical Vendor Payments                                        -             -
Capital expenditures                                            -             -
Other                                                           -             -
                                                     ---------------------------
   Subtotal Operating Expenses                                  -             -
Professional fees
   On-Going                                                     -            (1)
   Debtor's Professionals                                      (2)         (211)
   Unsecured Professionals                                      -           (54)
                                                     ---------------------------
       Subtotal                                                (2)         (266)
                                                     ---------------------------
   Bank Professionals                                           -            (7)
Restructuring costs                                             -             -
Taxes                                                           -             -
Intercompany transfers out                                      -             -
Intercompany transfers in                                       -             -
Cash zeroing due to Sales                                       -             -
Corp. Funding of A/P Checks after Sales                         -             -
O/S checks passed to corp to be cashed                          -             -
Debt service                                               (1,000)            -
--------------------------------------------------------------------------------
  Total disbursements                                      (1,002)         (273)
--------------------------------------------------------------------------------

Wind-down costs Medical/Dental                                  -            (6)
Wind-down costs Severance                                       -             -
Wind-down other                                                (1)          (45)

ENDING CASH                                                 5,672         5,348
================================================================================
* On a book basis, i.e. includes checks written not cashed.

THERE IS NO ACTIVITY TO REPORT FOR NON-DEBTOR INTERCOMPANY ACCOUNTS AS ALL COMPANIES WITH NON-DEBTOR INTERCOMPANY ACCOUNTS WERE SOLD IN MARCH 2003.

                                    EXHIBIT B

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In Re: Insilco Technologies, Inc. et al.                       Case No. 02-13672
Debtors                           Fiscal Month from June 30 to July 25, 2003 for
                                  the Reporting Period July 1, to July 31, 2003



                                                                                                               STATEMENT  DATE LAST
BANK /ADDRESS           ENTITY                 CASE NUMBER   STATUS    NUMBER    TYPE OF ACCOUNT                REC'D     RECONCILED
                                                                                                               ---------------------
Bank One N.A.           Insilco Technologies     02-13672     Open    55-55930   Master Concentration            5/03        5/03
1 Bank One Plaza        Inc.                                                                                   ---------------------
Chicago, IL  60670                                                                                             ---------------------
Contact: Vernon Wright  Insilco Technologies     02-13672     Open    633550926  Pension Payroll Account         5/03        5/03
                        Inc.                                                                                   ---------------------
                                                                                                               ---------------------
                        Insilco Technologies     02-13672     Open    633551221  Control Disbursement Account    5/03        5/03
                        Inc.                                                     - Post Petition               ---------------------
                                                                                                               ---------------------
                        Insilco Technologies     02-13672     Closed  633549498  Contol Disbursement Account      N/A         N/A
                        Inc.                                                     - Pre-Petition                ---------------------
                                                                                                               ---------------------
                        Insilco Technologies     02-13672     Open    633549480  Total Pay account - payroll     5/03        5/03
                        Inc.                                                                                   ---------------------
                                                                                                               ---------------------
                        Insilco Holding Co       02-13671     Open    637184318  Control Disbursement Account    5/03        5/03
                                                                                 - Post Petition               ---------------------
                                                                                                               ---------------------
                        Insilco Holding Co       02-13671     Closed  632989786  Contol Disbursement Account      N/A         N/A
                                                                                 - Pre-Petition                ---------------------
                                                                                                               ---------------------
Fifth Third Bank        Insilco Technologies     02-13672     Open    755-53849  Deposit Account                 5/03        5/03
420 Metro Place South   Inc.                                                                                   ---------------------
Dublin, Oh 43017

                                    EXHIBIT C

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE
In Re: Insilco Technologies, Inc. et al.                       Case No. 02-13672
Debtors Fiscal Month from June 30 to July 25, 2003 for the Reporting Period July 1, to July 31, 2003

                    US LOCATIONS (WOUT MEXICO, DR AND CHINA)
              CONSOLIDATING STATEMENT OF OPERATIONS - CURRENT MONTH
                                    JULY 2003
                             (AMOUNTS IN THOUSANDS)
                                   (UNAUDITED)




                          02-13672                                                   02-13671
                                                CONSOL.            TOTAL                                  INSILCO
                          CORPORATE            ENTRIES            INSILCO            HOLD CO            HOLDING CO.
                          ---------            -------            -------            -------            -----------
GROSS SALES
Intercompany Sales
Sales Discounts
Sales Returns
                          -----------------------------------------------------------------------------------------
   Net Sales

VARIABLE MFG. EXPENSES:
 Material
 Direct Labor
 Variable Fringe
 Variable overhead
 Warranty
 Other
                          -----------------------------------------------------------------------------------------
   Total Variable Mfg Exp.

Mfg. Contribution Margin
Contribution %                                                    #DIV/0!

Inventory Adjustment

FIXED MFG. EXPENSES:
 Wage
 Fixed Fringe
 Supplies
 Utilities
 Depreciation
 Rent, Taxes, & Ins.
 Other
 COS Adjustments
                          -----------------------------------------------------------------------------------------
   Total Fixed Mfg. Exp.
                          -----------------------------------------------------------------------------------------
   Total Cost of Goods Sold
                          -----------------------------------------------------------------------------------------
Gross Margin

SELLING, G, & A:
 Sales Commissions
 Advertising & Promo  (Var)
 Engineering
 Sales & Marketing - Fixed
 New Product Development
 Finance                        330                                   330                                       330
 MIS                              5                                     5                                         5
 Admin & Executive               19                                    19                                        19
 Legal
 Human Resources                 21                                    21                                        21
 Depreciation                     4                                     4                                         4
 Amortization
 Group Charge Allocation
 Other
 S, G, & A Adjustments
                          -----------------------------------------------------------------------------------------
   Total Selling, G, & A        379                                   379                                       379

                          -----------------------------------------------------------------------------------------
Adjusted Operating Profit      (379)                                 (379)                                     (379)

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE
In Re: Insilco Technologies, Inc. et al.                       Case No. 02-13672
Debtors Fiscal Month from June 30 to July 25, 2003 for the Reporting Period July 1, to July 31, 2003

                    US LOCATIONS (WOUT MEXICO, DR AND CHINA)
              CONSOLIDATING STATEMENT OF OPERATIONS - CURRENT MONTH
                                    JULY 2003
                             (AMOUNTS IN THOUSANDS)
                                   (UNAUDITED)




                          02-13672                                                   02-13671
                                                CONSOL.            TOTAL                                  INSILCO
                          CORPORATE            ENTRIES            INSILCO            HOLD CO            HOLDING CO.
                          ---------            -------            -------            -------            -----------
One Time Adjustments
                          -----------------------------------------------------------------------------------------
Operating Profit               (379)                                 (379)                                     (379)

OTHER INCOME:
 Interest Inc. - outside
 Gain on sale of assets
 Income - unconsol. co.
 Other Income
                          -----------------------------------------------------------------------------------------
 Total Other Income

OTHER EXPENSE:
 Interest Exp. - outside         12                                    12                                        12
 Amortization
 Other Expense
                          -----------------------------------------------------------------------------------------
 Total Other Expense             12                                    12                                        12

Reorganization Items

Extraordinary Item

                          -----------------------------------------------------------------------------------------
 Total Other Inc. (Exp)         (12)                                  (12)                                      (12)

                          -----------------------------------------------------------------------------------------
 Earnings before taxes         (391)                                 (391)                                     (391)
                          -----------------------------------------------------------------------------------------

STATE & FEDERAL TAXES:
 State taxes
 Federal taxes
 Foreign taxes
                          -----------------------------------------------------------------------------------------
 Total Taxes                                                                         #DIV/0!                #DIV/0!
                          -----------------------------------------------------------------------------------------
Income before Interco.         (391)                                 (391)                                     (391)

INTERCOMPANY ACTIVITY:
 Capital charge
 Corporate charges
                          -----------------------------------------------------------------------------------------
 Total Interco.

                          -----------------------------------------------------------------------------------------
Earnings from Cont. Op.        (391)                                 (391)                                     (391)
                          -----------------------------------------------------------------------------------------

Discontinued Operations
                          -----------------------------------------------------------------------------------------

 Total Current Earnings        (391)                                 (391)                                     (391)
                          =========================================================================================

 Note: Adjusted EBITDA         (375)                                 (375)                                     (375)

                                    EXHIBIT D

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re: Insilco Technologies, Inc. et al.                       Case No. 02-13672
Debtors Fiscal Month from June 30 to July 25, 2003 for the Reporting Period July 1, to July 31, 2003

                    US LOCATIONS (WOUT MEXICO, DR AND CHINA)
                     PRELIMINARY CONSOLIDATING BALANCE SHEET
                                    JULY 2003
                             (AMOUNTS IN THOUSANDS)
                                   (UNAUDITED)

                              02-13672  02-13675                        02-13678 02-13677 02-13676               02-13679
                                ESCOD  PRECISION PRECISION Cust. Assem. STEWART    ITG -          Prec. Stamp.
                               CONSOL.   CABLE     ELIMS       ELIMS    STAMPING  EL PASO    EFI      Elims      CONNECTOR
                               -------   -----     -----       -----    --------  -------    ---      -----      ---------
ASSETS
Current Assets:
   Cash in bank & on hand
   Accounts Rec. - trade
   Reserve for bad debts
                               -------------------------------------------------------------------------------------------
   Accounts receivable - net
   Accounts rec. - other
   Inventories:
     Raw Materials &  suppl.
     Work-in-process
     Finished Goods
     Reserve
                               -------------------------------------------------------------------------------------------
         Total Inv.
                               -------------------------------------------------------------------------------------------
   Assets - Held For Sale
   Prepaid Expenses
                               -------------------------------------------------------------------------------------------
   Total Current Assets
                               -------------------------------------------------------------------------------------------

Property Plant & Equipment:
   Land
   Buildings
   Machinery & Equipment
                               -------------------------------------------------------------------------------------------

   Depreciation
                               -------------------------------------------------------------------------------------------
     Prop Plant & Equip -net

Intangible Assets
Deferred Charges
Deferred Tax Asset
Investment in uncon. Com.
Other non-current assets
                               -------------------------------------------------------------------------------------------
   TOTAL ASSETS
                               ===========================================================================================

LIABILITIES AND EQUITY
Current Liabilities:
   Accounts Payable
   Accrued Expenses
   Accrued Expenses - corp.
   Accrued Interest Payable
   Customer Deposits
   Current Portion - LT Debt
   Current Portion - OLTL
   CP Prepetition Liabilities
   Estimated Income Taxes
                               -------------------------------------------------------------------------------------------
     Total Current Liabilities
                               -------------------------------------------------------------------------------------------

Long Term Debt:
   Notes Payable
   Alternative Currency Borr.
   Revolver  credit line
   Term A Loan
   Term B Loan
   12% Sub. Notes
   14% Notes - Holdings
   Other Notes
                               -------------------------------------------------------------------------------------------
     Total Long Term Debt
                               -------------------------------------------------------------------------------------------

Tax Liability
LT Prepetition Liabilities
Other Long Term Liabilities

Intercompany Debt:
   Interco. Payable - affiliate
   Interco. Payable - corporate
                               -------------------------------------------------------------------------------------------
     Total Interco. Debt
                               -------------------------------------------------------------------------------------------






                                                    02-13673                      02-13681/02-13680
                               CONNECTOR  CONNECTOR           INNET  INNET/CONN   SIGNAL    SIGNAL   Passive Comp.
                                 ELIMS      ELIMS    INNET    ELIMS    ELIMS      CONSOL.    ELIMS      ELIMS
                                 -----      -----    -----    -----    -----      -------    -----      -----
ASSETS
Current Assets:
   Cash in bank & on hand
   Accounts Rec. - trade
   Reserve for bad debts
                                 ----------------------------------------------------------------------------
   Accounts receivable - net
   Accounts rec. - other
   Inventories:
     Raw Materials &  suppl.
     Work-in-process
     Finished Goods
     Reserve
                                 ----------------------------------------------------------------------------
         Total Inv.
                                 ----------------------------------------------------------------------------
   Assets - Held For Sale
   Prepaid Expenses
                                 ----------------------------------------------------------------------------
   Total Current Assets
                                 ----------------------------------------------------------------------------

Property Plant & Equipment:
   Land
   Buildings
   Machinery & Equipment
                                 ----------------------------------------------------------------------------

   Depreciation
                                 ----------------------------------------------------------------------------
     Prop Plant & Equip -net

Intangible Assets
Deferred Charges
Deferred Tax Asset
Investment in uncon. Com.
Other non-current assets
                                 ----------------------------------------------------------------------------
   TOTAL ASSETS
                                 ============================================================================

LIABILITIES AND EQUITY
Current Liabilities:
   Accounts Payable
   Accrued Expenses
   Accrued Expenses - corp.
   Accrued Interest Payable
   Customer Deposits
   Current Portion - LT Debt
   Current Portion - OLTL
   CP Prepetition Liabilities
   Estimated Income Taxes
                                 ----------------------------------------------------------------------------
     Total Current Liabilities
                                 ----------------------------------------------------------------------------

Long Term Debt:
   Notes Payable
   Alternative Currency Borr.
   Revolver  credit line
   Term A Loan
   Term B Loan
   12% Sub. Notes
   14% Notes - Holdings
   Other Notes
                                 ----------------------------------------------------------------------------
     Total Long Term Debt
                                 ----------------------------------------------------------------------------

Tax Liability
LT Prepetition Liabilities
Other Long Term Liabilities

Intercompany Debt:
   Interco. Payable - affiliate
   Interco. Payable - corporate
                                 ----------------------------------------------------------------------------
     Total Interco. Debt
                                 ----------------------------------------------------------------------------









                               02-13672                          02-13671
                                            CONSOL.     TOTAL                 INSILCO
                               CORPORATE    ENTRIES    INSILCO   HOLD CO    HOLDING CO.
                               ---------    -------    -------   -------    -----------
ASSETS
Current Assets:
   Cash in bank & on hand          5,348                 5,348                    5,348
   Accounts Rec. - trade
   Reserve for bad debts
                               --------------------------------------------------------
   Accounts receivable - net
   Accounts rec. - other             209                   209                      209
   Inventories:
     Raw Materials &  suppl.
     Work-in-process
     Finished Goods
     Reserve
                               --------------------------------------------------------
         Total Inv.
                               --------------------------------------------------------
   Assets - Held For Sale
   Prepaid Expenses                5,714                 5,714                    5,714
                               --------------------------------------------------------
   Total Current Assets           11,271                11,271                   11,271
                               --------------------------------------------------------

Property Plant & Equipment:
   Land
   Buildings
   Machinery & Equipment             284                   284                      284
                               --------------------------------------------------------
                                     284                   284                      284
   Depreciation                      (54)                  (54)                     (54)
                               --------------------------------------------------------
     Prop Plant & Equip -net         230                   230                      230

Intangible Assets                    689                   689                      689
Deferred Charges
Deferred Tax Asset
Investment in uncon. Com.          5,284     (5,284)
Other non-current assets
                               --------------------------------------------------------
   TOTAL ASSETS                   17,474     (5,284)    12,190                   12,190
                               ========================================================


LIABILITIES AND EQUITY
Current Liabilities:
   Accounts Payable
   Accrued Expenses               24,810                24,810                   24,810
   Accrued Expenses - corp.          298                   298                      298
   Accrued Interest Payable       19,313                19,313                   19,313
   Customer Deposits
   Current Portion - LT Debt
   Current Portion - OLTL            825                   825                      825
   CP Prepetition Liabilities
   Estimated Income Taxes          6,813                 6,813                    6,813
                               --------------------------------------------------------
     Total Current Liabilities    52,059                52,059                   52,059
                               --------------------------------------------------------

Long Term Debt:
   Notes Payable
   Alternative Currency Borr.
   Revolver  credit line          37,338                37,338                   37,338
   Term A Loan
   Term B Loan                    47,512                47,512                   47,512
   12% Sub. Notes                115,865               115,865                  115,865
   14% Notes - Holdings                                          124,901        124,901
   Other Notes                    15,000                15,000                   15,000
                               --------------------------------------------------------
     Total Long Term Debt        215,715               215,715   124,901        340,616
                               --------------------------------------------------------

Tax Liability                      2,374                 2,374                    2,374
LT Prepetition Liabilities        10,091                10,091                   10,091
Other Long Term Liabilities       20,265                20,265                   20,265

Intercompany Debt:
   Interco. Payable - affiliate    1,345                 1,345    (1,613)          (268)
   Interco. Payable - corporate
                               --------------------------------------------------------
     Total Interco. Debt           1,345                 1,345    (1,613)          (268)
                               --------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re: Insilco Technologies, Inc. et al.                       Case No. 02-13672
Debtors Fiscal Month from June 30 to July 25, 2003 for the Reporting Period July 1, to July 31, 2003

                    US LOCATIONS (WOUT MEXICO, DR AND CHINA)
                     PRELIMINARY CONSOLIDATING BALANCE SHEET
                                    JULY 2003
                             (AMOUNTS IN THOUSANDS)
                                   (UNAUDITED)



                              02-13672  02-13675                        02-13678 02-13677 02-13676               02-13679
                                ESCOD  PRECISION PRECISION Cust. Assem. STEWART    ITG -          Prec. Stamp.
                               CONSOL.   CABLE     ELIMS       ELIMS    STAMPING  EL PASO    EFI      Elims      CONNECTOR
                               -------   -----     -----       -----    --------  -------    ---      -----      ---------
PIK Preferred Stock
Shareholders Equity:
   Capital Stock
   Capital Surplus
   Oth. Comprehensive Income
   Cumulative Translation Adj
   Retained Earnings:
     Beginning Balance          (4,989)(49,053)     (673)        (79)      1,912   (3,454)(12,950)      (77)         3,723
     Beg. Bal. Adjustment        5,757  50,432       673          38         465    3,460  14,278                   (3,591)
     Current Earnings             (768) (1,379)                   41      (2,377)      (6) (1,328)       77           (132)
                               -------------------------------------------------------------------------------------------
     Retained Earnings
                               -------------------------------------------------------------------------------------------
     Total Shareholders Eq.
                               -------------------------------------------------------------------------------------------
     Total Liab. & Equity
                               ===========================================================================================





                                                    02-13673                      02-13681/02-13680
                               CONNECTOR  CONNECTOR           INNET  INNET/CONN   SIGNAL    SIGNAL   Passive Comp.
                                 ELIMS      ELIMS    INNET    ELIMS    ELIMS      CONSOL.    ELIMS      ELIMS
                                 -----      -----    -----    -----    -----      -------    -----      -----
PIK Preferred Stock
Shareholders Equity:
   Capital Stock
   Capital Surplus
   Oth. Comprehensive Income
   Cumulative Translation Adj
   Retained Earnings:
     Beginning Balance            (265)       (47) (50,811)     (88)     (29)       3,618
     Beg. Bal. Adjustment          142              51,996       91      246       (5,220)            94
     Current Earnings              123         47   (1,185)      (3)    (217)       1,602            (94)
                                 ----------------------------------------------------------------------------
     Retained Earnings
                                 ----------------------------------------------------------------------------
     Total Shareholders Eq.
                                 ----------------------------------------------------------------------------
     Total Liab. & Equity
                                 ============================================================================






                               02-13672                          02-13671
                                            CONSOL.     TOTAL                 INSILCO
                               CORPORATE    ENTRIES    INSILCO   HOLD CO    HOLDING CO.
                               ---------    -------    -------   -------    -----------
PIK Preferred Stock                                               64,115         64,115
Shareholders Equity:
   Capital Stock                             (3,750)    (3,750)        1         (3,749)
   Capital Surplus                 6,382     (1,533)     4,849    61,766         66,615
   Oth. Comprehensive Income
   Cumulative Translation Adj    (14,499)    (1,564)   (16,063)                 (16,063)
   Retained Earnings:
     Beginning Balance          (203,009)    91,049   (225,222) (249,169)      (474,391)
     Beg. Bal. Adjustment        (21,677)   (89,496)     7,688                    7,688
     Current Earnings            (51,572)        10    (57,161)       (1)       (57,162)
                               --------------------------------------------------------
     Retained Earnings          (276,258)     1,563   (274,695) (249,170)      (523,865)
                               --------------------------------------------------------
     Total Shareholders Eq.     (284,375)    (5,284)  (289,659) (187,403)      (477,062)
                               --------------------------------------------------------
     Total Liab. & Equity         17,474     (5,284)    12,190                   12,190
                               ========================================================

                                    EXHIBIT E

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re Insilco Technologies, Inc., et al.                      Case No. 02-13672
Debtors Fiscal Month from June 30 to July 25, 2003 for the Reporting Period July 1, to July 31, 2003

                       ATTESTATION FOR POSTPETITION TAXES
                       ----------------------------------

The Debtors attest that all pospetition taxes that were due have been paid for the current reporting period.

                      SUMMARY OF UNPAID POSTPETITION DEBTS
                      ------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                              NUMBER OF DAYS PAST DUE
                                                            ------------------------------------------------------------
(AMOUNTS IN THOUSANDS)                        CURRENT          0 - 30         31 - 60         61 - 90         OVER 90         TOTAL
------------------------------------------------------------------------------------------------------------------------------------
 Accounts Payable                                -               -               -              -                -              -
------------------------------------------------------------------------------------------------------------------------------------
 Wages Payable                                   -               -               -              -                -              -
------------------------------------------------------------------------------------------------------------------------------------
 Taxes Payable                                   -               -               -              -                -              -
------------------------------------------------------------------------------------------------------------------------------------
 Rent / Leases - Building                        -               -               -              -                -              -
------------------------------------------------------------------------------------------------------------------------------------
 Rent / Leases - Equipment                       -               -               -              -                -              -
------------------------------------------------------------------------------------------------------------------------------------
 Secured Debt / Adequate Protection Payments     -               -               -              -                -              -
------------------------------------------------------------------------------------------------------------------------------------
 Professional Fees                               -               -               -              -                -              -
------------------------------------------------------------------------------------------------------------------------------------
 Amounts Due to Insiders                         -               -               -              -                -              -
------------------------------------------------------------------------------------------------------------------------------------
 Other: Benefits                               153               -               -              -                -             153
------------------------------------------------------------------------------------------------------------------------------------
 Other: Insurance                                -               -               -              -                -              -
------------------------------------------------------------------------------------------------------------------------------------
 Other: Pension                             24,145               -               -              -                -          24,145
------------------------------------------------------------------------------------------------------------------------------------
 Other: Other                                  810               -               -              -                -             810
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL POSTPETITION DEBTS                   25,108               -               -              -                -          25,108
------------------------------------------------------------------------------------------------------------------------------------

Explain how and when the Debtor intends to pay any past-due postpetition debts.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    EXHIBIT F

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re Insilco Technologies, Inc.,  et al.                      Case No. 02-13672
Debtors Fiscal Month from June 30 to July 25, 2003 for the Reporting Period July 1, to July 31, 2003







                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
                  --------------------------------------------

THERE IS NO ACCOUNTS RECEIVABLE FOR THE CURRENT PERIOD AS ALL BUSINESS WITH ACCOUNTS RECEIVABLE WERE SOLD IN MARCH 2003.

                                    EXHIBIT G

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re Insilco Technologies, Inc., et al.                       Case No. 02-13672
Debtors Fiscal Month from June 30 to July 25, 2003 for the Reporting Period July 1, to July 31, 2003



                              DEBTOR QUESTIONNAIRE
                              --------------------

================================================================================
MUST BE COMPLETED EACH MONTH                                  YES          NO
================================================================================
1.  Have any assets been sold or transferred outside
    the normal course of business this reporting period?
    If yes, provide an explanation below.                     Yes
========================================================------------------------
2.  Have any funds been disbursed from any account other
    than a debtor in possession account this reporting
    period?  If yes, provide an explanation below.                         No
========================================================------------------------
3.  Have all postpetition tax returns been timely filed?
    If no, provide an explanation below.                      Yes
========================================================------------------------
4.  Are workers compensation, general liability and
    other necessary insurance coverages in effect?
    If no, provide an explanation below.                      Yes
================================================================================

#1 above - Excess cash was transferred to the secured lenders in the current period See Gross to Net Proceeds on next sheet.
--------------------------------------------------------------------------------

                   Transfers Made
                    From Excess
                        Cash

Transferred to
       Secured
       Lenders     (1,000,000.00)
                  --------------
                   (1,000,000.00)
                  ==============




















                                  Page 20 of 20